SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                        SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [x]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Eastco Industrial Safety Corp.
             (Name of Registrant as Specified in Its Charter)

                      Eastco Industrial Safety Corp.
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or Item 22(a)(2) of Schedule 14A
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          (1) Title of each class of securities to which transaction applies:___________________________________________________

          (2)  Aggregate number of securities to which transaction applies:
               ___________________________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _____________

          (4)  Proposed maximum aggregate value of transaction:
               ___________________________________________________________

          (5)  Total Fee Paid: ___________________________________________

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:____________________________________

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing party:______________________________________________

          (4)  Date filed:____________________________________________

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                   EASTCO INDUSTRIAL SAFETY CORP.
                        130 West 10th Street
                 Huntington Station, New York 11746

              ________________________________________

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              ________________________________________


The annual meeting of the stockholders of Eastco Industrial Safety Corp. will be held on December 12, 1995 at 3:30 p.m. at the Company's office located at 130 West 10th Street, Huntington Station, New York 11746. The meeting is called for the following purposes:


     ELECTION OF DIRECTORS

The election of three directors to hold office for the term continuing through the 1997 annual meeting and until the election and qualification of their respective successors.


     APPROVAL OF 1995 NON-QUALIFIED STOCK OPTION PLAN

To approve the adoption of the 1995 Non-Qualified Stock Option Plan for the issuance of up to 350,000 shares of the Company's common stock, par value $0.12 per share in the form attached hereto as Exhibit "1".


     APPROVAL OF AN AMENDMENT TO 1994 INCENTIVE STOCK OPTION PLAN

To approve an amendment to the 1994 Incentive Stock Option Plan in the form attached hereto as Exhibit "2".


     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

To ratify the appointment of Cornick, Garber & Sandler, LLP Certified Public Accountants, as independent auditors.


     TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on October 30, 1995 are entitled to receive notice of, and to vote at, this meeting. Sending in your proxy will not prevent your attending and voting at the meeting in person should you later decide to do so.

The accompanying form of proxy is solicited by the board of directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the meeting.

If you do not expect to attend the meeting in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

By order of the board of directors.


                                   ALAN E. DENSEN
                                   President



DATED: November 6, 1995

                    EASTCO INDUSTRIAL SAFETY CORP.

                         130 West 10th Street
                  Huntington Station, New York 11746
                  __________________________________

                            PROXY STATEMENT
                  __________________________________

The proxy statement mailed to stockholders commencing approximately November 8, 1995 is furnished in connection with the solicitation of proxies by the board of directors of Eastco Industrial Safety Corp. (the "Company") in connection with the annual meeting of stockholders (the "Annual Meeting") of the Company to be held December 12, 1995 at 3:30 p.m. at the offices of the Company located at 130 West 10th Street, Huntington Station, New York 11746. Proxies will be voted in accordance with directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Annual Meeting, by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Anthony P. Towell, Secretary, at the address set forth above. Stockholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

The expense of the solicitation of proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy card and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone and telegraph by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $5,000.

The matters to be considered at this Annual Meeting will be the election of three directors to hold office for the term continuing through the 1997 annual meeting and until the election and qualification of their respective successors; the approval of the 1995 Non-Qualified Stock Option Plan (the "1995 Non-Qualified Plan") for the issuance of options to acquire up to 350,000 shares of the Company's common stock, par value $.12 per share (the "Common Stock") in the form attached hereto; the approval of an amendment to the 1994 Incentive Stock Option Plan (the "1994 Plan") in the form attached hereto; and the ratification of the appointment of Cornick, Garber & Sandler, LLP, Certified Public Accountants, as independent auditors. The Company is aware of no other matters to be presented for action at the meeting.

Under SEC rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

            OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Company's voting securities consist solely of Common Stock. Holders of Common Stock at the close of business on October 30, 1995 will be entitled to vote. Each share of Common Stock entitles the holder to one
(1) vote on each matter to be voted upon. On the record date there were outstanding 3,614,883 shares of Common Stock.

                     STOCK OWNERSHIP OF DIRECTORS

The following table sets forth as of October 30, 1995 the number of shares of Common Stock owned by each of the present directors of the Company, together with certain information with respect to each:

                                        Number of
                                        Shares
                         Director       Beneficially        Percent
Name(Age)                Since          Owned  (1)          (1)

Alan E. Densen (60)        1958         309,688(2)(5)        8.0%

Anthony P. Towell (62)     1989         676,667(3)(5)       15.9%

Lawrence Densen (36)       1986         251,813(4)(5)        6.5%

Dr. Martin Fleisher (57)   1989          10,833(6)             *

James Favia (61)           1995          20,000(7)             *

Herbert Schneiderman (64)  1995          38,333(8)           1.1%
___________________
*   Less than 1%

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Includes warrants, held by Mr. Densen's wife, to acquire 16,667 shares of Common Stock granted June 30, 1992, exercisable at $1.30 per share which expire April 11, 1999. Also includes incentive stock options granted under the 1994 Plan to acquire 20,000 shares of Common Stock granted on January 20, 1995, exercisable at $1.0625 which expire January 19, 2005. Amount indicated does not include shares beneficially owned by Lawrence Densen, son of Alan E. Densen.

(3) Includes 15,000 Class A Warrants; warrants, held by Mr. Towell's wife, to acquire 16,667 shares of Common Stock granted June 30, 1992, exercisable at $1.30 per share which expire April 11, 1999; and incentive stock options granted under the 1994 Plan to acquire 20,000 shares of Common Stock granted on January 20, 1995, exercisable at $1.0625 which expire January 19, 2005. Also includes warrants to acquire 400,000 shares of Common Stock exercisable at $1.30 per share which expire April 11, 1999.

(4) Does not include shares beneficially owned by Alan E. Densen, father of Lawrence Densen. Includes 7,000 Class A Warrants; incentive stock options granted under the 1983 Incentive Stock Option Plan

     (the "1983 Plan") to acquire 6,250 granted December 18, 1986 which expires December 17, 1996 and is exercisable at $2.6664 per share; incentive stock options granted under the 1983 Plan to acquire 563 shares of Common Stock granted June 1, 1988 which expires May 31, 1998 and is exercisable at $3.00 per share; and inventive stock options granted under the 1994 Plan to acquire 20,000 shares of Common Stock granted on January 20, 1995, which expire January 19, 2005 and is exercisable at $1.0625.

(5) On January 20, 1995, there was granted to Messrs. A. Densen, A. Towell and L. Densen a non-qualified option to acquire 400,000 shares each exercisable until January 19, 2005 at an exercise price of $1.0625, the closing market price of the Common Stock on the date of grant. These options were granted in consideration of previous sacrifices including reduction in salaries, cancellation of options and other surrendered benefits by such executive officers as well as the turnaround performance achieved by the Company. The turnaround achieved by the Company in its performance can be directly related to the efforts of Messrs. A. Densen, A. Towell and L. Densen. These options can not be exercised during the first five years unless (a) the audited pre-tax profit for fiscal 1995 is greater than $50,000, then options to acquire 200,000 shares of Common Stock may be exercised and (b) the audited pre-tax profit for fiscal 1996 is greater than $250,000, then options to purchase the remaining 200,000 shares of Common Stock may be exercised. It was determined in September 1995 that these options can now be exercised for 200,000 shares of Common Stock and such 200,000 shares are included in the above table for each individual.

(6) Includes stock options to acquire 833 shares of Common Stock and options to acquire 10,000 shares of Common Stock at an exercise price of $1.6876 per share until July 26, 2000.

(7) Includes stock options to acquire 10,000 shares of Common Stock at an exercise price of $1.6876 per share until July 26, 2000.

(8) Includes warrants to acquire 8,333 shares of Common Stock exercisable at $1.30 per share until April 11, 1999 and options to acquire 10,000 shares of Common Stock at an exercise price of $1.6876 per share until July 26, 2000.

As of October 30, 1995 the directors and executive officers of the Company, six persons, owned of record and beneficially a total of 1,307,334 shares representing 27.4% of the issued and outstanding Common Stock of the Company. The foregoing assumes the exercise of all of the outstanding options and warrants held by each of such persons.

Alan E. Densen has been President, Chief Executive Officer and a director of the Company since 1958 (except for the period September 1993 to January 1994, when he served as its Senior Vice President). He was also Treasurer and Chief Financial Officer of the Company through 1992.

Lawrence Densen, Senior Vice President and director of the Company, has been a Vice President and a director of the Company since 1986.

Anthony P. Towell has been the Company's Vice President of Finance, Treasurer, and Chief Financial Officer since 1992, its Secretary since

1993, and from 1989 to 1992 its Vice President. He has been a director of the Company since 1989. He was a director of New York Testing Laboratories, Inc. ("NYT"), a laboratory testing company and manufacturer of automotive accessories, from 1988 to 1995. In addition, he has been a director since 1988 of Nytest Environmental Inc. ("Nytest"), a hazardous waste testing company. Mr. Towell has also been a director, since 1991, of Ameridata Technologies, Inc. ("Ameridata"), a provider of computer products and services. The common stock of Nytest and Ameridata are registered under Section 12(g) and (b), respectively, of the Securities Exchange Act of 1934.

Dr. Martin Fleisher, who holds a Ph.D. in biochemistry from New York University, has been attending clinical chemist at Memorial
Sloan-Kettering Cancer Center since 1967. He has been a director of the Company since 1989. He devotes only a limited portion of his time to the business of the Company.

James Favia is a consultant to Donald & Co. ("Donald") who acts as the Company's investment advisor. He is a chartered financial analyst and has an MBA in finance which he obtained from New York University in 1959. He became a director of the Company on July 26, 1995. He was a director of T.J. Systems until November, 1994. The common stock of T.J. Systems is registered under Section 12(g) of the Securities Exchange Act of 1934. He devotes only a limited portion of his time to the business of the Company.

Herbert Schneiderman is President of the Casablanca Group, L.P., a manufacturer of diversified women's sportswear. He became a director of the Company on July 26, 1995. He devotes only a limited portion of his time to the business of the Company.


                         ELECTION OF DIRECTORS

Present Composition of Board

The bylaws of the Company provide that there will be not less than three nor more than seven directors. The present size of the board is fixed at six (6) directors. The board of directors is divided into two (2) classes. The term of office of Alan E. Densen, Lawrence Densen and Anthony P. Towell does not expire until the Company's 1996 annual meeting and when their successors are elected.

Nominees for Director

On July 10, 1995, the Company terminated its relationship with Lew Lieberbaum & Co., Inc. ("Lieberbaum"), the Company's underwriter for its 1994 public offering. Pursuant to such termination, Lieberbaum gave up their right to representation on the Company's board of directors. Therefore, on July 10, 1995, Leonard A. Neuhaus and Sheldon Lieberbaum, who are affiliated with Lieberbaum, resigned as directors. On July 26, 1995, Herbert Schneiderman and James Favia were appointed directors to fill the vacant seats on the board.

The board of directors has unanimously nominated and designated the following individuals for election as directors for a two-year term continuing through the Company's 1997 annual meeting and until their successors are elected and take their places:

                    Dr. Martin Fleisher
                    Mr. James Favia
                    Mr. Herbert Schneiderman

Reference should be made to "Stock Ownership of Directors", above, for disclosure of their business experience and stock ownership, and to "Certain Relationships and Related Transactions," below, for additional information about them.

Proxies in the enclosed form will be voted for the nominees named above. Authority may be withheld for any nominee. In addition, stockholders may nominate additional nominees as candidates for the position as director. Although the board of directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the board of directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named. Directors will be elected by the vote of a majority of stockholders present or by proxy at the Annual Meeting. Abstentions are not counted in determining the number of votes required to attain a majority of the outstanding shares in connection with this proposal. "Broker Non-Votes" (which represent shares of Common Stock held by stockbrokers and not voted by the brokers) will not be considered as votes cast in determining the outcome of this proposal.


            MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN
                          COMMITTEES THEREOF

Two meetings of the board of directors were held during the fiscal year ending June 30, 1995. The board of directors has established a Compensation Committee, an Audit Committee, and a Stock Option Committee. The Company does not have a standing nominating committee.

The Compensation Committee presently consists of Messrs. Fleisher, Favia and Schneiderman. The purpose of the Compensation Committee is to review the Company's compensation of its executives, to make determinations relative thereto, and to submit recommendations to the board of directors with respect thereto. No meetings of this committee took place during the fiscal year ending June 30, 1995.

The Company has an Audit Committee which presently consists of Messrs. Towell, Favia and Schneiderman. The purpose of the Audit Committee is to provide general oversight of audit, legal compliance, and potential conflict of interest matters. One meeting of the Audit Committee took place during the fiscal year ending June 30, 1995.

The Stock Option Committee presently consists of Messrs. Fleisher, Favia and Schneiderman. The purpose of the Stock Option Committee is to select recipients of grants of options under the 1994 Incentive Stock Option Plan and other stock option plans and to make determinations with regard to those plans. One meeting of this committee took place during the fiscal year ending June 30, 1995.

Members of the board of directors who are not employees of the Company receive a fee of $500 per meeting attended in person.

                    PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of October 30, 1995, the ownership with respect to each person known to own beneficially more than 5% of the Company's common stock:

                Name and Address      Amount and Nature      Percent
Title of Class  of Beneficial Owner   of Beneficial Owner(1) of Class
--------------  -------------------   -------------------   -----------
Common Stock        Alan E. Densen        309,688(2)(5)          8.0%
$0.12 par value     130 W. 10th Street
                    Huntington Station, NY

Common Stock        Anthony P. Towell     676,667(3)(5)          15.9%
$0.12 par value     130 W. 10th Street
                    Huntington Station, NY

Common Stock        Lawrence Densen       251,813(4)(5)          6.5%
$0.12 par value     130 W. 10th Street
                    Huntington Station, NY

(1) See footnote (1) under "Stock Ownership of Directors," above.

(2) See footnote (2) under "Stock Ownership of Directors," above.

(3) See footnote (3) under "Stock Ownership of Directors," above.

(4) See footnote (4) under "Stock Ownership of Directors," above.

(5) See footnote (5) under "Stock Ownership of Directors," above.

                       EXECUTIVE COMPENSATION

Summary

The following describes the components of the total compensation of the CEO of the Company. No executive, other than the CEO had a total annual salary and bonus for the three years ended June 30, 1995 which exceeded $100,000.

                      Summary Compensation Table

                 Annual Compensation              Long term compensation
               ------------------------  --------------------------------------
                                              Awards              Payouts
                                         ------------------   -----------------
                                Other             Securities            All
Name and                        annual Restricted underlying  LTIP     other
principal      Salary  Bonus   compen-    stock    options / payouts  compen
position  Year  ($)    ($)     sation($) award(s)($) SARs (#)  ($)    sation($)
--------  ----  ------ -----  ---------- --------- ---------- ------  --------
Alan E. 1995    107,930  -0-   30,0783(3)   -0-     420,000(2)  -0-      -0-
Densen, 1994(1) 117,154  -0-   30,0783(3)   -0-        -0-      -0-      -0-
CEO     1995    169,920  -0-   30,0783(3)   -0-        -0-      -0-      -0-

(1) From September, 1993 to January, 1994, Mr. Densen was not CEO; he served as Senior Vice President.

(2) Includes incentive stock options granted January 20, 1995 to acquire 20,000 shares at $1.0625 as well as non-qualified stock options to acquire 400,000 shares exercisable at $1.0625 per share, the closing market price on such date, each exercisable until January 19, 2005. The non-qualified options can not be exercised during the first five years unless (a) the audited pre-tax profit for fiscal 1995 is greater than $50,000, then options to acquire 200,000 shares of Common Stock may be exercised and (b) the audited pre-tax profit for fiscal 1996 is greater than $250,000, then options to purchase the remaining 200,000 shares of Common Stock may be exercised.
     It was determined in September 1995 that options can now be exercised for 200,000 shares of Common Stock.

(3) Primarily includes life insurance premiums on the life of Alan E. Densen owned by Mr. Densen's wife and paid for by the Company.

Stock Options

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              [Individual Grants]

           Number of         Percent of
          securities        total options /
          underlying        SARs granted           Exercise
          Options/SARs        in fiscal            or base         Expiration
Name      granted (#)(1)       year (1)          price ($/Sh)        Date
-----     --------------    --------------       -------------     -----------
Alan E.    20,000               23.5%               1.0625          1/19/05
Densen,
CEO       400,000               33.3%               1.0625          1/19/05

(1)  See note (2) above in the Summary Compensation Table.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES
                                                  Number
                                              of securities          Value
                                               underlying      unexercised in-
                                               unexercised   the-money options
            Shares                         SARs at FY-end (#) SARs at FY-end($)
          acquired on          Value           exercisable /      exercisable /
Name      exercise (#)       realized ($)      unexersisable   unexercisable(1)
-----     --------------    --------------     -------------   ----------------
Alan E.       -0-              -0-             -0-/20,000        -0-/13,750
Densen,
CEO           -0-               -0-           200,000/200,000   137,500/137,500

(1)  See footnote (2) above in the Summary Compensation Table.

Employment Agreements

As of July 1, 1995, Alan E. Densen entered into a new employment agreement replacing an earlier employment agreement which commenced as of the effective date of the Company's 1994 public offering. The employment agreement with Alan E. Densen provides for him to serve as the Company's President for a term of five years. At the end of each fiscal year during the term of the agreement, the agreement is automatically extended for one additional year to be added at the end of the then current term of the agreement, unless the Board of Directors determines not to extend the agreement. The base annual salary is $125,000 for fiscal 1996 which shall be increased at the beginning of each fiscal year commencing July 1, 1996, at the discretion of the Board of Directors. Each increase is not to be less than 10% of the minimum compensation paid to the employee in the prior fiscal year. Mr. Densen is also eligible to receive an annual bonus equal to 3 1/3% of the Company's earnings before interest and taxes for the fiscal year ended June 30, 1996 and each fiscal year thereafter during the term of the agreement. The bonus is to be paid within 30 days after the completion of the Company's audited financial statements for each fiscal year and is to be paid in cash or registered shares of common stock of the Company. In addition, Mr. Densen is entitled to receive reimbursement of ordinary and necessary business expenses, a monthly automobile allowance of $700 and disability, medical, hospitalization, and life insurance.

The employment agreement entered into by Alan E. Densen includes provisions that provide for his right to terminate the agreement and thereby receive additional compensation, as provided below, in the event that he is not elected or retained as President and a director of the Company; the Company acts to materially reduce his duties and responsibilities under the agreement; the Company changes the geographic location of his duties to a location from the New York metropolitan area; his base compensation is reduced by 10% or more; any successor to the Company fails to assume the agreement; any other material breach of the agreement which is not cured by the Company within 30 days; and a "Change of Control" by which a person, other than a person who is an officer and/or director of the Company as of the effective date of the agreements, or a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 20% or more of the combined voting power of the then outstanding securities of the Company.

In the event that Alan E. Densen terminates his position because of any of the aforesaid reasons other than a "Change of Control", or if the Company terminates his employment in any way that is a breach of the agreement by the employer, Mr. Densen shall be entitled to receive, in addition to his salary continuation, as a bonus, a cash payment equal to his total base salary plus projected expenses and bonuses for the remainder of the term thereof, payable within 30 days of termination and all stock options, warrants and other stock appreciation rights granted by the Company to him shall become immediately exercisable at an exercise price of $0.10 per share. In the event that he owns or is entitled to receive any unregistered securities of the Company, than the Company shall register such securities within 120 days of the his termination.

In the event that there is a "Change of Control", Mr. Densen shall be paid within 30 days thereof a one-time bonus equal to his total minimum base salary for the next three years and he shall be immediately reimbursed for all amounts not yet received for his participation in the $250,000 junior participation in the loans made to the Company from Congress Financial Corporation made during September 1993, without regard to whether such amount is currently due pursuant to the terms thereof.

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No members of the Compensation Committee served as officers or employees of the Company.

See "Certain Relationships and Related Transactions" regarding Mr. Schneiderman's ownership of certain warrants issued in connection with a reduction of indebtedness regarding the Company's premises. On January 31, 1995, the exercise price of such warrants were reduced to $1.30 per share and extended until April 11, 1999.

Reference should also be made to "Certain Relationships and Related Transactions" with regard to warrants granted to Donald & Co. Securities Inc. ("Donald"). James Favia, a director of the Company, serves as a consultant to Donald.

On July 26, 1995, the board of directors granted non-qualified options to acquire 10,000 shares of Common Stock to each of Martin Fleisher, James Favia and Herbert Schneiderman. The options are exercisable at a price of $1.6876 per share and expire on the earlier of July 26, 2000 or within thirty days of the termination of their position as a director.


                COMPLIANCE WITH SECTION 16(a) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended June 30, 1995 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

  STATEMENT PURSUANT TO SECTION 726(d) BUSINESS CORPORATION LAW

The Company has obtained from National Union Insurance Company a Directors and Officers Liability and Company Reimbursement Policy for the period September 16, 1995 to September 16, 1996. The policy provides annual coverage of $1,000,000 per loss with an aggregate of $1,000,000 for all claims for directors and officers liability. Coverage is in accordance with the terms of the policy and is subject to various exceptions contained therein. The insurance is on a claims made basis. The premium paid for this insurance by the Company was $27,000. This statement is delivered pursuant to Section 726(d) of the Business Corporation Law of the State of New York.

                   1983 INCENTIVE STOCK OPTION PLAN

On June 23, 1983 the board of directors approved a 1983 Incentive Stock Option Plan under then Section 422A of the Internal Revenue Code which was approved by the stockholders on February 28, 1984. Options to acquire a total of 56,250 shares of Common Stock were authorized to be issued under the 1983 Plan. As of October 30, 1995, options to acquire 8,654 shares of Common Stock remain outstanding at exercise prices between $2.6664 and $3.00 per share, including options granted to Lawrence Densen to acquire 6,250 shares exercisable at $2.6664 per share until December 17, 1996 and options to acquire 563 shares exercisable at $3.00 per share until May 31, 1998. The 1983 Plan expired on June 22, 1993 and no additional options may be issued thereunder.

                   1992 INCENTIVE STOCK OPTION PLAN

     In December 1992, the Board of Directors and the shareholders of the Company adopted the Company's 1992 stock option plan (the "1992 Plan"). The 1992 Plan provides incentives in the form of incentive stock options ("ISO's") and reserved 200,000 shares for issuance. As of the October 30, 1995, 3,000 ISO's exercisable at $3.00 per share are outstanding under the 1992 Plan. The Company has agreed not to issue any further options under the 1992 Plan.


                   1994 INCENTIVE STOCK OPTION PLAN

On January 28, 1994, the board of directors adopted the 1994 Incentive Stock Option Plan under Section 422 of the Internal Revenue Code which was approved by the stockholders on December 15, 1994. A total of 100,000 shares were authorized to be issued under the 1994 Plan. The 1994 Plan expires on January 27, 2004 and no additional options may be issued after such date.

The following summary provides a description of the significant provisions of the 1994 Plan. However, such summary is qualified in its entirety by reference to the full text of the 1994 Plan.

Eligibility to participate in the 1994 Plan is limited to employees of the Company and its subsidiaries. The term of an option will not exceed 10 years. Options will not be transferable except upon death and, in such event, transferability will be effected by will or by the laws of descent and distribution.

Options which are granted by the board of directors under the 1994 Plan are subject to the following limitations: (i) options may not be granted at less than 100% of fair market value at the time of grant, (ii) options granted to employees who own more than 10% of the Company's outstanding Common Stock will be granted at not less than 110% of the fair market value for a term of five years, and (iii) the aggregate market value of the Common Stock for which options are exercisable during any calendar year by an individual is limited to $100,000, but the value may exceed $100,000 for which options may be granted to an individual.

For purposes of the 1994 Plan, fair market value is the last price for the Company's Common Stock as quoted by NASDAQ.

No disposition of Common Stock received upon exercise of Options shall be made within two (2) years from the date of grant of the Option nor within one (1) year after the exercise.

The 1994 Plan provides that the payment of the exercise price of options shall be in cash or in shares of the Company's Common Stock of equivalent value.

An option granted under the 1994 Plan may not be exercised unless, at the time of exercise, the optionee is then in the Company's employ and has completed at least twelve (12) months of continuous employment with the Company from the date of grant of the option.

In the event of any future recapitalization, reorganization, split-up or consolidation of shares, the number of shares and exercise price shall be proportionately adjusted.

Schedule of Options Under 1994 Plan

Unexercised Options

The table set forth below provides to October 30, 1995 a schedule of unexercised options heretofore granted by the Company pursuant to the 1994 Plan. All options herein may not be exercised unless, at the time of exercise, the option is then in the Company's employ and has completed at least twelve (12) months of continuous employment with the Company from the date of grant of the option.

                    Aggregate
                    Number
                    of Shares Exercise
Date of             Subject   Price          Date
Grant Option        To Option Per Share(1)   of Expiration
------------        --------- ------------   ----------------
January 20, 1995    85,000    $1.0625        January 19, 2005

________
(1) The exercise price of the options equals the fair market value of the Company's Common Stock on the date of grant.

Exercised Options

As of October 30, 1995, no options under the 1994 Plan have been exercised.

Remaining Options

15,000 additional options may be granted under the 1994 Plan. The board of directors has authorized an amendment to the 1994 Plan which would increase the number of shares authorized thereunder by 550,000 shares. The amendment to the 1994 Plan must be approved by the Company's stockholders.

                   Options Granted and Exercised
                             During the
               Three Fiscal Years Ended June 30, 1995

Options Granted

No options were granted to employees under the 1983 Plan and 8,654 remain outstanding, 3,000 options were granted and remain outstanding under the 1992 Plan and 85,000 options were granted and remain outstanding under the 1994 Plan to employees, including 20,000 options granted on January 20, 1995 at an exercise price of $1.0625 to each of Messrs. A. Densen, Towell and L. Densen which options expire on January 19, 2005, during the three fiscal years ended June 30, 1995.

Options Exercised

No options were exercised during the three fiscal years ended June 30, 1995.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During September, 1993 the Company's lender, Congress, agreed to provide an overadvance to the Company of $500,000. In connection therewith, Messrs. A. Densen, L. Densen and A. Towell obtained a junior participation interest from Congress by advancing $250,000 of their funds to Congress. $250,000 of this overadvance was repaid to Congress during fiscal 1994. The balance of $250,000 will be repaid by Congress, at its option, to Messrs. A. Densen, L. Densen and A. Towell, subject to the availability of funds.

A group of investors (the "Associates") holds a first mortgage on the Company's executive offices and warehouse facility in the principal amount of $538,544 as of June 30, 1995. The wives of Alan E. Densen and Anthony P. Towell, executive officers and directors of the Company, and Herbert Schneiderman, a director of the Company, are members of Associates. During the year ended June 30, 1995, the Company paid Associates $121,108 in principal and interest on the mortgage.

See note (5) in "Stock Ownership of Directors" with reference to non-qualified options granted to Messrs. A. Densen, L. Densen and A. Towell.

On January 31, 1995, the Company's board of directors reduced the exercise price of the 2.3 million outstanding Class A Warrants issued in connection with the 1994 Public Offering to $1.30 per share. At the same time, the board of directors also reduced the exercise price to $1.30 per share with regard to the 108,333 warrants ("Associate Warrants") issued to a group of investors, including the spouses of Alan Densen (16,667 Associate Warrants owned by her) and Anthony P. Towell (16,667 Associate Warrants owned by her), and Herbert Schneiderman (8,333 Associate Warrants owned by him), in connection with a reduction of indebtedness regarding the Company's premises, 400,000 warrants purchased by Anthony P. Towell, the Company's Chief Financial Officer, from Scorpio Partners, L.P., 40,782 Royce warrants issued in connection with a 1991 public offering and 8,333 warrants in connection with a 1991 bridge loan. All these warrants have also been extended to April 11, 1999. These warrants were all adjusted as indicated so as to treat them on an equal basis and to provide incentives for them to be exercised.

The Company had employment agreements with Messrs. A. Densen, A. Towell and L. Densen, which commenced as of the effective date of the Company's 1994 public offering in April, 1994. As of July 1, 1995, these executive officers entered into new agreements. See "Executive Compensation - Employment Agreements" with regards to provisions contained in the employment agreement of Alan E. Densen, the Company's President and CEO. Similar provisions are contained in each of the employment agreements with Anthony P. Towell and Lawrence Densen.

On July 10, 1995 the Company terminated its relationship with Lew Lieberbaum & Co., Inc. ("Lew Lieberbaum"), the Company's underwriter in its 1994 public offering. Pursuant to an agreement dated July 10, 1995, the Company canceled all of Lew Lieberbaum's rights under the Underwriting Agreement (the "Underwriting Agreement"), including, but not limited to, the right of first refusal to act on behalf of the Company in future transactions, the cancellation of all Underwriter's Warrants held by Lew Lieberbaum or its affiliates, their right to representation on the Company's board of directors and the termination of any obligation by holders of securities subject to a "lock-up" to obtain the permission of Lew Lieberbaum prior to sale or other disposition of said securities. At the same time, Leonard A. Neuhaus and Sheldon Lieberbaum, who are affiliated with Lew Lieberbaum, resigned as directors of the Company. In exchange, the Company issued 100,000 shares of common stock to Lew Lieberbaum and has agreed to file a registration statement for these shares with the Securities & Exchange Commission by October 31, 1995. Such registration statement was filed by the Company on October 30, 1995.

On April 18, 1995, the Company entered into an agreement with Donald to act as its investment adviser for a term of three years at a retainer of $3,000 per month. The agreement may be terminated for cause at any time and after eighteen (18) months by either party upon forty-five days notice. Donald was also granted a five year warrant to purchase 125,000 shares exercisable at $1.25 per share, the closing market price on the date of grant. James Favia, a director of the Company, serves as a consultant to Donald.

       PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1995
                       NON-QUALIFIED OPTION PLAN

Introduction

The board of directors unanimously recommends that the stockholders approve the 1995 Non-Qualified Stock Option Plan. A copy of the 1995 Non-Qualified Plan is annexed hereto as Exhibit "1" and will become effective immediately upon stockholder approval.

Description of the 1995 Non-Qualified Stock Option Plan

On November 1, 1995, the board of directors authorized the adoption of the 1995 Non Qualified Option Plan. The adoption of the 1995 Non-Qualified Plan is subject to the approval of the Company's stockholders at the Annual Meeting on December 12, 1995. The purpose of the 1995 Non-Qualified Plan is to encourage and reward key employees by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources. The 1995 Non-Qualified Plan authorizes stock options to the key employees of the Company to acquire shares of the Company's Common Stock.

The 1995 Non-Qualified Plan authorizes the grant of 350,000 shares subject to adjustment as provided therein. No options have been granted under the 1995 Non-Qualified Plan to date. The 1995 Non-Qualified Plan terminates ten (10) years after stockholder approval. Options granted shall specify the exercise price, the duration of the option, the number of shares to which the option applies and such other terms and conditions not inconsistent with the 1995 Non-Qualified Plan as the committee administering the 1995 Non-Qualified Plan shall determine provided that the option price shall not be less than 100% of the fair market value at the time the option is grant and no option may be exercisable for more than ten (10) years after the date on which it is granted. Payment of the exercise price for options under the 1995 Non-Qualified Plan is to be made in cash, by the exchange of Common Stock having equivalent value or through a "Cashless Exchange". If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. In the event of any change of the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of shares, recapitalization, merger, consolidation or other similar event, the number of shares available for options and the price thereof shall be proportionately adjusted.

The description of certain features of the 1995 Non-Qualified Plan set forth herein is subject to and qualified in its entirety by the full text of the 1995 Non-Qualified Plan, which is attached as Exhibit "1" to this Proxy Statement.

Reasons for the 1995 Non-Qualified Plan

The 1995 Non-Qualified Plan, unlike the 1994 Plan, does not qualify for treatment as an incentive stock option plan under the Internal Revenue Code. There are various tax benefits which could accrue to the Company upon the exercise of non-qualified stock options that may not be available to the Company upon the exercise of qualified incentive stock options.

The purpose of the 1995 Non-Qualified Plan is to provide greater flexibility and increased effectiveness in motivating the Company's employees to provide for the Company's long term growth and business success.

Administration by Committee

The 1995 Non-Qualified Plan provides for its administration by a stock option committee. This committee is to be appointed by the board of directors and is to be composed of no less than two (2) directors who are of employees of the Company, and as such, are not eligible to participate in the 1994 Plan. The existing stockholder, which consists of James A. Favia, Martin Fleisher and Herbert Schneiderman, shall administer the 1995 Non-Qualified Plan.

Federal Income Tax Consequences

The Company believes that under existing federal income tax laws, the grant of non-qualified stock options generally will create no tax consequences for a participant or the Company. A participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise of the options. The Company will be entitled to deductions to the extent that participants recognize ordinary income upon the exercise of the options. Special tax rules and elections apply under certain circumstances which may affect the timing and measurement of income recognized in connection with awards under the 1995 Non-Qualified Plan, particularly in the case of directors and officers subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended.

Vote Required for Approval

A copy of the 1995 Non-Qualified Plan is annexed hereto as Exhibit "1". The 1995 Non-Qualified Plan must be approved by the Company's stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for approval of this proposal. Abstentions are not counted in determining the number of votes required to attain a majority of the outstanding shares in connection with this proposal. "Broker Non-Votes" (which represent shares of Common Stock held by stockbrokers and not voted by the brokers) will not be considered as votes cast in determining the outcome of this proposal.

The board of directors unanimously recommends a vote FOR approval of the adoption of the 1995 Non-Qualified Stock Option Plan.

PROPOSAL TO AMEND THE COMPANY'S 1994 INCENTIVE STOCK OPTION PLAN

Introduction

The board of directors unanimously recommends that the stockholders amend the 1994 Plan. A copy of the Amendment to the 1994 Plan is annexed hereto as Exhibit "2" and will become effective immediately upon stockholder approval.

Description

On January 28, 1994, the board of directors adopted the 1994 Plan which was approved by the stockholders on December 15, 1994. The purpose of the 1994 Plan is to encourage and reward employees by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources. The 1994 Plan currently authorizes the grant of 100,000 shares, subject to adjustment as provided in the plan. As of October 30, 1995, options to acquire 15,000 shares of Common Stock remain outstanding.

On November 1, 1995, the board of directors authorized an amendment to the 1994 Plan which is annexed hereto as Exhibit "2". The amendment to the 1994 Plan will increase the number of shares authorized for issuance under the 1994 Plan from 100,000 shares to 650,000 shares. Also, the amendment provides for an immediate vesting of options in the event of a Change of Control. All other provisions of the 1994 Plan will not change. Refer to the description of the 1994 Plan above for a more detailed description of such plan.

Vote Required

A copy of the amendment to the 1994 Plan is annexed hereto as Exhibit "2". The amendment to the 1994 Plan must be approved by the Company's stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for approval of this proposal. Abstentions are not counted in determining the number of votes required to attain a majority of the outstanding shares in connection with this proposal. "Broker Non-Votes" (which represent shares of Common Stock held by stockbrokers and not voted by the brokers) will not be considered as votes cast in determining the outcome of this proposal.

The board of directors unanimously recommends a vote FOR approval of the adoption of the amendment to the 1994 Incentive Stock Option Plan.

        PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has appointed the firm of Cornick, Garber & Sandler, LLP as the Company's independent auditors for the fiscal year ending June 30, 1996. The Board of Directors proposes ratification of the appointment of Cornick, Garber & Sandler, LLP as independent auditors. Cornick, Garber & Sandler, LLP has advised the Company that it has no financial interest of any kind in the Company and has had no connection with the Company at any time in the past except for the professional relationship between auditor and client.

The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for approval of the auditors. In accordance with New York State law, abstentions are not counted in determining the votes cast in connection with the selection of auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the board of directors.

Representatives of Cornick, Garber & Sandler, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

The board of directors unanimously recommends a vote FOR ratification of the appointment of Cornick, Garber & Sandler, LLP as independent auditors.

        PROCEDURE FOR SUBMISSION OF 1996 STOCKHOLDER PROPOSALS

Proposals by stockholders for inclusion in the 1996 annual meeting proxy statement must be received by Eastco Industrial Safety Corp. at 130 West 10th Street, Huntington Station, New York 11746, Attention Anthony P. Towell, prior to August 14, 1996. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                             OTHER MATTERS

So far as the board of directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

By order of the board of directors.

Dated: November 6, 1995

                                        ALAN E. DENSEN
                                        President

                      EXHIBIT AND APPENDIX INDEX


Non Qualified Stock Option Plan         Exhibit "1"

Amendment to 1994 Incentive
 Stock Option Plan                      Exhibit "2"

Form of Proxy Card                      Appendix "1"

                              EXHIBIT "1"

                    EASTCO INDUSTRIAL SAFETY CORP.

                    NON-QUALIFIED STOCK OPTION PLAN


SECTION 1 - OBJECTIVE

     The objective of the Eastco Industrial Safety Corp. Non-Qualified Stock Option Plan (the "Plan") is to attract and retain the best available executive personnel and other key employees to be responsible for the management, growth and success of the business, and to provide an incentive for such employees to exert their best efforts on behalf of the Company and it shareholders.

SECTION 2 - DEFINITIONS
     2.1 General Definitions. The following words and phrases, when used herein, shall have the following meanings:
          (a)  "Act" - The Securities Exchange Act of 1934, as amended.
          (b) "Agreement" - The document which evidences the grant of any Award under the Plan and which sets forth the terms, conditions, and limitations relating to such Award.
          (c)  "Award" - The grant of any stock option.
          (d)  "Board" - The Board of Directors of Eastco Industrial
               Safety Corp.
          (e) "Code" - The Internal Revenue Code of 1986, as amended, and including the regulations promulgated pursuant thereto.
          (f) "Committee" - The Stock Option Committee of the Board of Directors of the Company, which shall consist of two or more members. The members of the Committee shall be "disinterested" persons within the meaning of Rule 16b-3, as the same may be amended or supplemented from time to time, as promulgated under the Act. No member of the Committee shall be eligible to receive Awards under the Plan unless permitted by such Rule 16b-3.
          (g) "Common Stock" - The present shares of Common Stock of the Company, and any shares into which such shares are converted, changed or reclassified.
          (h) "Company" - Eastco Industrial Safety Corp., a New York corporation, and its groups, divisions and subsidiaries.
          (i) "Employee" - Any person employed by the Company as an employee.
          (j) "Fair Market Value" or "FMV" - The fair market value of Common Stock on a particular day shall be the closing price of the Common Stock on NASDAQ, or if not applicable, by the National Quotations Bureau or any other national stock exchange on which the Common Stock is traded, on such date.
          (k) "Option" - The right to purchase Common Stock of the Company at a stated price for a specified period of time. For purposes of the Plan, the option is a Non-Qualified Stock Option.
          (l) "Participant" - Any Employee designated by the Committee to participate in the Plan.
          (m)  "Shares" - Shares of Common Stock.

     2.2 - Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined elsewhere in the Plan or in such Agreement.

SECTION 3 - COMMON STOCK
     3.1 - Number of Shares. Subject to the provisions of Section 3.3, the number of Shares which may be issued for Options granted under the Plan may not exceed 350,000 Shares.
     3.2 - Re-Usage. If an Option expires or is terminated, surrendered, or canceled without having been fully exercised, or if any other grant results in any Shares not being issued, the Shares covered by such Option shall again be immediately available for Awards under the Plan.
     3.3 - Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of Shares, recapitalization, merger, consolidation or other similar event, the number of Shares available for Options, and the number of Shares subject to outstanding Options, and the price thereof, and the Fair Market Value, as applicable, shall be proportionately adjusted by the Committee in its sole discretion and any such adjustment shall be binding and conclusive on all parties. Any fractional Shares resulting from any such adjustment shall be disregarded.

SECTION 4 - ELIGIBILITY AND PARTICIPATION
     Participants in the Plan shall be those key employees selected by the Committee to participate in the Plan who hold positions of responsibility and whose participation in the Plan the Committee or management of the Company determines to be in the best interests of the Company.

SECTION 5 - ADMINISTRATION
     5.1 - Committee. The Plan shall be administered by the Committee, which shall consist of two or more members of the Board of Directors and who shall not be eligible to participate in the Plan. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board, which may from time to time change the Committee's membership.
     5.2 - Authority. The Committee shall have the sole and complete authority to:
          (a) determine the individuals to whom awards are granted, the amounts of the awards to be granted and the time of all such grants;
          (b) determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;
          (c)  interpret and construe the Plan and all Agreements;
          (d) prescribe, amend and rescind rules and regulations relating to the Plan;
          (e)  determine the content and form of all Agreements;
          (f)  determine all questions relating to Awards under the Plan;
          (g)  maintain accounts, records and ledgers relating to Awards;
          (h)  maintain records concerning its decisions and proceedings;
          (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;
          (j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

     5.3 - Determinations. All determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.
     5.4 - Delegation. Except as required by Rule 16b-3 promulgated under the Act (and any successor to such rule) with respect to the grant of Awards to Participants who are subject to Section 16 of the Act, the Committee may delegate to appropriate senior officers of the Company its duties under the Plan pursuant to such conditions and limitations as the Committee may establish.

SECTION 6 - STOCK OPTIONS
     6.1 - Type of Option.   It is intended that only non-qualified stock
options may be granted by the Committee under the Plan.
     6.2 - Grant of Option. An Option may be granted to Participants at such time or times as shall be determined by the Committee. Each Option shall be evidenced by an Option Agreement that shall specify the exercise price, the duration of the Option, the number of Shares to which the Option applies, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.
     6.3 - Option Price. The per share option price shall be not less than 100% of the Fair Market Value at the time the Option is granted.
     6.4 - Exercise of Options. Options awarded under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service after the grant, as the Committee may impose, which need not be uniform for all participants; provided, however, that no Option shall be exercisable for more than 10 years after the date on which it is granted.

     6.5 - Payment. The Committee shall determine the procedures governing the exercise of Options, and shall require that the per share option price be paid in full at the time of the exercise. The Committee may, in its discretion, permit a Participant to make payment in cash, in Shares already owned by the Participant, valued at the Fair Market Value thereof, as partial or full payment of the exercise price or through a "Cashless Exercise".
     If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. For example, if the Participant has options to acquire 20,000 shares which are exercisable, the Fair Market Value is $2.00 per share, the exercise price is $1.25 per share, and the participant elects to utilize for a credit 10,000 options ($7,500), then upon a Cashless Exercise in connection therewith he shall be entitled to acquire 6,000 shares of Common Stock in exchange for the options for 10,000 shares for which a credit has been received and option for 6,000 shares have been exercised. The Participant will still have exercisable options to acquire 4,000 shares of Common Stock.
     As soon as practical after full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares.
     6.6 - Rights of a Shareholder. Until the exercise of an Option and the issuance of the Shares in respect thereof, a Participant shall have no rights as a Shareholder with respect to the Shares covered by such Option.

SECTION 7 - AMENDMENT, MODIFICATION AND TERMINATION OF PLAN
     The Board of Directors at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the Participant.

SECTION 8 - TERMINATION OF EMPLOYMENT
     8.1 - Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of retirement, any Option granted to such Participant which is then outstanding may be exercised by the Participant at any time prior to the expiration of the term of the Option or within one (1) year following the Participant's termination of employment, whichever period is shorter.
     8.2 - Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated by reason of death or disability, any Option granted to such Participant which is then outstanding may be exercised by the Participant or the Participant's legal representative at any time prior to the expiration date of the term of the Option or within six (6) months following Participant's termination of employment, whichever period is shorter.
     8.3 - Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at the time of grant, in the event the employment of the Participant shall terminate for any reason other than misconduct or one described in Section 8.1 or 8.2, any Option granted to such Participant which is then outstanding may be exercised by the Participant at any time prior to the expiration date of the term of the Option or within three (3) months following the Participant's termination of employment, whichever period is shorter. If the employment of a Participant is terminated by the Company by reason of the Participant's misconduct, any outstanding Option shall cease to be exercisable on the date of the Participant's termination of employment. As used herein, "misconduct" means that the Participant has engaged, or intends to engage, in competition with the Company, has induced any customer of the Company to breach any contract with the Company, has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has committed an act of embezzlement, fraud, or theft with respect to the property of the Company, or has deliberately disregarded the rules of the Company in such manner as to cause any loss, damage, or injury to, or otherwise endanger the property, reputation, or employees of the Company or has otherwise failed to act in a faithful or diligent manner on behalf of the Company. The Committee shall determine whether a Participant's employment is terminated by reason of misconduct.
     8.4 - Accrual of Right at Date of Termination. The Participant shall have the right to exercise an Option as indicated in Sections 8.1,
8.2 and 8.3 only to the extent the Participant's right to exercise such Option had accrued at the date of termination of employment pursuant to the terms of the Option Agreement and had not previously been exercised.

SECTION 9 - MISCELLANEOUS PROVISIONS
     9.1 - Non-Transferability of Awards. Unless otherwise determined by the Committee at the time of grant, and except as provided in Section 8, no Awards granted under the Plan shall be assignable, transferable, or payable to or exercisable by anyone other than the Participant to whom it was granted.
     9.2 - No Guarantee of Employment by Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employment of the Company. No employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.
     9.3 - Tax Withholding. The Company shall have the authority to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award under the Plan, and the Company may defer payment of cash or issuance of Shares until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions are the Committee shall require, to have Shares otherwise issuable under the Plan withheld by the Company and having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total federal, state and local tax obligation associated with the transaction.
     9.4 - Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or Act, shall be governed by the laws of the State of New York and construed in accordance therewith.

     9.5 - Effective Date. The Plan shall be submitted to the Shareholders of the Company for approval at the Annual Meeting of Shareholders of the Company scheduled to be held on December 12, 1995 and shall be effective immediately upon such approval by the Shareholders of the Company, provided, however, that no Award requiring the issuance of shares shall be exercised or paid out unless at the time of such exercise or payout (i) such Shares are covered by a currently effective registration statement filed under the Securities Act of 1933, as amended, if one is then required, or in the sole opinion of the Company and its counsel such issuance of Shares is otherwise exempt from the registration requirements of such Act, and (ii) such Shares are quoted on NASDAQ or on any other securities exchange upon which the Common Stock of the Company is listed. The Plan shall terminate ten (10) years after the date of Shareholder approval.
     9.6 - Provisions Relating to Section 16 Persons. Notwithstanding any other provision herein, any Award granted hereunder to an Employee who is then subject to Section 16 of the Act shall not be transferrable other than by will or the laws of descent and distribution and shall be exercisable during the Employee's lifetime only by him or by his guardian or legal representative.

                              EXHIBIT "2"

              AMENDMENT TO EASTCO INDUSTRIAL SAFETY CORP.

                   1994 INCENTIVE STOCK OPTION PLAN

     This Amendment made as of the 12th day of December, 1995, shall amend Eastco Industrial Safety Corp.'s (the "Company") 1994 Incentive Stock Option Plan (the "1994 Plan").
     WHEREAS, on January 28, 1994, the board of directors of the Company authorized the adoption of the 1994 Plan under Section 422 of the Internal Revenue Code which was approved by the stockholders on December 15, 1994; and
     WHEREAS, on November 1, 1995, the board of directors of the Company authorized an amendment to the 1994 Plan; and
     WHEREAS, the Company desires to amend the 1994 Plan in certain respects.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Unless otherwise defined herein, the definitions and terms used in this Agreement shall be the same as those in the 1994 Plan.

     2.   Section 5, paragraph (a) is hereby amended to read as follows:
          (a) Subject to the provisions of paragraph (c) of this Section 5 and of Section 7, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Incentive Stock Options granted under the Plan shall not exceed 650,000.

     3. Section 6, paragraph (a)(2) of the 1994 Plan is hereby amended read as follows:
          (a)(2)    Subject to the provisions of paragraphs
     (a)(5) and (a)(7) of this Section 6, an Option granted under the Plan may not be exercised unless, at the time of such exercise, the optionee shall be in the employ of the Company and shall have completed at least twelve (12) months of continuous employment with the Company from the date of the grant of his Option. However, in the event there is a Change of Control, an Option granted under the Plan shall become immediately vested and exercisable.

     4. Except as amended hereby, the terms and provisions of the 1994 Plan shall remain in full force and effect.

     5. This amendment to the 1994 Plan is subject to the approval of the stockholders.

                     APPENDIX "1" - FORM OF PROXY CARD

                     EASTCO INDUSTRIAL SAFETY CORP.
                          130 West 10th Street
                   Huntington Station, New York 11746

     PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                          DECEMBER 12, 1995
            SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned hereby appoints ALAN E. DENSEN and LAWRENCE DENSEN and each or either of them (with power of substitution) and proxies for the undersigned, to vote all shares of Common Stock of record on October 30, 1995 of EASTCO INDUSTRIAL SAFETY CORP. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 12, 1995 at 3:30 p.m. local time, or at any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:


No. 1:  ELECTION OF DIRECTORS

     To serve for the term continuing through the 1997 annual meeting and until the election and qualification of their respective successors.

     Dr. Martin Fleisher, Mr. James Favia and Mr. Herbert Schneiderman.

     [ ] FOR all nominees listed above (except as withheld in the space below.)

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

     (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

     ____________________________________________________________________


No. 2: PROPOSAL TO APPROVE THE ADOPTION OF THE 1995 NON-QUALIFIED STOCK OPTION PLAN IN THE FORM ATTACHED TO THE PROXY STATEMENT.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


No. 3: PROPOSAL TO AMEND THE 1994 INCENTIVE STOCK OPTION PLAN IN THE FORM ATTACHED TO THE PROXY STATEMENT.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

No. 4:    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Proposal to ratify the appointment of Cornick, Garber & Sandler, LLP, Certified Public Accountants, as the independent auditors to examine the financial statements of the Company for fiscal year 1995.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Your proxy is important to assure a quorum at the meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.



                       Dated _________________________, 1995



                       _____________________________________________
                       Signature


                       _____________________________________________
                       Signature if held jointly


                       _____________________________________________
                       Number of Shares as of October 30, 1995


                       This proxy must be signed exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.